EXHIBIT 10.3


                                 AMENDMENT NO. 2
                               TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Second Amendment") is entered into as of the 23rd day of December, 1998 among:

LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("Holdings"); DEFLECTA-SHIELD CORPORATION, a Delaware corporation ("Deflecta"),
LUND INDUSTRIES, INCORPORATED, a Minnesota corporation ("LII"),
BELMOR AUTOTRON CORP., a Delaware corporation ("Autotron"),
DFM CORP., an Iowa corporation ("DFM"),
(each a "Borrower" and, collectively, "Borrowers");

LUND ACQUISITION CORP., a Minnesota corporation ("LAC"),
BAC ACQUISITION CO., a Delaware corporation ("BAC"),
TRAILMASTER PRODUCTS, INC., a Delaware corporation ("Trailmaster"), DELTA III, INC., a Delaware corporation ("Delta"),
(each an "Active Subsidiary" and, collectively, "Active Subsidiaries");

AUTO VENTSHADE COMPANY, a Delaware corporation ("AVS");
NEW HOLDINGS, INC., a Delaware corporation ("NHI");
VENTSHADE HOLDINGS, INC., a Delaware corporation ("VHI");

The several financial institutions from time to time party to the Credit Agreement (as defined herein) (each a "Lender" and, collectively, "Lenders"); and

HELLER FINANCIAL, INC., a Delaware corporation for itself as a Lender and as Agent (in its capacity as Agent, the "Agent").

                                    RECITALS

         WHEREAS:

         (A) Holdings, Borrowers, the Active Subsidiaries, Lenders and Agent have entered into that certain Credit Agreement dated as of February 27, 1998 (as amended by Amendment No. 1 thereto, dated as of April 1, 1998 (the "First Amendment"), the "Credit Agreement");

         (B) NHI intends to acquire all of the outstanding shares of stock of VHI for an aggregate purchase price of $66,875,000 (subject to post-closing price adjustments) (the "AVS Acquisition") and Holdings intends to acquire all of the outstanding shares of stock of SB for an aggregate purchase price of $18,000,000 (subject to post-closing price adjustments) (the

"SB Acquisition");

         (C) Upon the consummation of the AVS Acquisition, AVS shall become a Borrower and a Corporate Guarantor under the Credit Agreement, NHI shall be merged with and into VHI with VHI being the surviving corporation and VHI shall become a Corporate Guarantor under the Credit Agreement;

         (D) Upon consummation of the SB Acquisition, SB shall become a Borrower under the Credit Agreement;

         (E) Holdings, Borrowers, the Active Subsidiaries, Lenders and Agent desire to amend certain provisions of the Credit Agreement; and

         (F) Holdings, Borrowers, the Active Subsidiaries, Lenders and Agent are willing to so amend, all on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Certain Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

         2.1 The Index of Defined Terms in the Credit Agreement is hereby amended as follows:

         (A) By deleting therefrom the references to "Acquisition Costs", "Acquisition EBITDA", "Acquisition Loans", "Acquisition Loan Commitment", "Acquisition Note", "Acquisition Pro Forma", "Acquisition Total Indebtedness", "Cut-Off Date", "Permitted Acquisition Documents", "Purchase Agreement", "Target" and "Test Date"; and

         (B) By inserting in the proper alphabetical order each of the following:

         "AVS                               Preamble"
         "AVS Draw                          ss.1.1(C)"
         "NHI                               Preamble"
         "SB                                Preamble"
         "SB Draw                           ss.1.1(C)"
         "Term Loan C                       ss.1.1(C)"
         "Term Loan C Commitment            ss.1.1(C)"
         "Term C Note                       ss.10.1"

         "VHI                               Preamble";

         2.2 Exhibit 1.5(B) is hereby deleted in its entirety and replaced with the attached replacement Exhibit 1.5(B);

         2.3 Exhibit 3.6(B)(12) is hereby deleted in its entirety;

         2.4 Exhibit 4.7(D) is hereby deleted in its entirety and replaced with the attached replacement Exhibit 4.7(D);

         2.5 Exhibit 10.1(A) is hereby amended by deleting the Form of Acquisition Note and inserting the attached Form of Term C Note;

         2.6 The Schedules to the Credit Agreement are hereby replaced by the Supplemental Schedules attached hereto;

         2.7 The recital of the parties to the Credit Agreement is hereby amended by inserting after the words "DFM CORP., an Iowa corporation ("DFM")," the following:

         "AUTO VENTSHADE COMPANY, a Delaware corporation ("AVS"),
         SMITTYBILT, INC., a California corporation ("SB"),";

         2.8 The recital of the parties to the Credit Agreement is further amended by inserting after the words "DELTA III, INC., a Delaware corporation ("Delta")," the following:

         "VENTSHADE HOLDINGS, INC., a Delaware corporation ("VHI")";

         2.9 The Recitals to the Credit Agreement are hereby amended by (i) deleting from the second line of the first paragraph thereof the words ", an acquisition facility" and (ii) deleting from clause (iii) of the first paragraph thereof the words "Permitted Acquisitions (which shall not include the Deflecta Acquisition) and";

         2.10 Subsection 1.1(A) of the Credit Agreement is hereby amended by deleting the words, "Collectively, Term Loan A and Term Loan B will be referred to as the 'Term Loans'. Borrowers shall repay the Term Loans through periodic payments on the dates and in the amounts indicated below ('Scheduled Term Installments')" and replacing them with the following:

         "Collectively, Term Loan A, Term Loan B and Term Loan C will be referred to as the 'Term Loans'. Borrowers shall repay the Term Loans through periodic payments on the dates and in the amounts ('Scheduled Term Installments') indicated below (in the case of Term Loan A and Term Loan B) and in subsection 1.1(C) (in the case of Term Loan C)";

         2.11 Subsection 1.1(C) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "(C) Term Loan C. Each Lender agrees severally and not jointly, to lend to Borrowers its Pro Rata Share of "Term Loan C", up to an aggregate maximum for all Lenders of $34,500,000 (the "Term Loan C Commitment"), in two draws as follows:

                  (i) The first draw (the "AVS Draw") in an amount equal to $25,000,000; and

                  (ii) The second draw (the "SB Draw") in an amount equal to $9,500,000.

         Upon the occurrence of each of the AVS Draw and SB Draw, the Term Loan C Commitment shall be reduced by the amount of such AVS Draw or SB Draw, as the case may be. The Term Loan C Commitment of the Lenders shall expire on the earlier of (i) the date of the SB Draw or (ii) 90 days after the date of AVS Draw. Borrowers shall repay the Term Loan C through the Scheduled Term Installments indicated below:

                                   Term Loan C

                                     Term Loan C Scheduled Installments
                                     ----------------------------------
                                                          (if both the AVS Draw
                Date      (if only the AVS Draw occurs)   and the SB Draw occur)
                ----      -----------------------------   ----------------------
         March 31, 1999           $   200,000                 $   269,531.25
         June 30, 1999                200,000                     269,531.25
         September 30, 1999           200,000                     269,531.25
         December 31, 1999            200,000                     269,531.25
         March 31, 2000               250,000                     377,343.75
         June 30, 2000                250,000                     377,343.75
         September 30, 2000           250,000                     377,343.75
         December 31, 2000            250,000                     377,343.75
         March 31, 2001               562,500                     754,687.50
         June 30, 2001                562,500                     754,687.50
         September 30, 2001           562,500                     754,687.50
         December 31, 2001            562,500                     754,687.50
         March 31, 2002               625,000                     862,500.00
         June 30, 2002                625,000                     862,500.00


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


         September 30, 2002           625,000                     862,500.00
         December 31, 2002            625,000                     862,500.00
         March 31, 2003               687,500                     970,312.50
         June 30, 2003                687,500                     970,312.50
         September 30, 2003           687,500                     970,312.50
         December 31, 2003            687,500                     970,312.50
         March 31, 2004               787,500                   1,078,125.00
         June 30, 2004                787,500                   1,078,125.00
         September 30, 2004           787,500                   1,078,125.00
         December 31, 2004            787,500                   1,078,125.00
         March 31, 2005             3,137,500                   4,312,500.00
         June 30, 2005              3,137,500                   4,312,500.00
         September 30, 2005         3,137,500                   4,312,500.00
         December 31, 2005          3,137,500                   4,312,500.00

         ; provided, however, that the final principal Scheduled Term Installment for Term Loan C shall be an amount equal to the aggregate principal amount of the Term Loan C outstanding on such date.";

         2.12 Subsection 1.1(E) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and replacing it with the following:

         "(iv) a Term C Note to evidence the Term Loan C; such Note to be in the principal amount of such Lender's Pro Rata Share of such Term Loan C";

         2.13 Subsection 1.1(F) of the Credit Agreement is hereby amended as follows:

         (A) By deleting from the first sentence thereof the words "or Acquisition Loans";

         (B) By deleting from the second sentence thereof the words "or Acquisition Loans" and replacing them with the words "or Term Loan C"; and

         (C) By deleting from the last sentence thereof the words "and each Acquisition Loan" and replacing them with the words "and the Term Loan C";

         2.14 Subsection 1.2(A) of the Credit Agreement is hereby amended as follows:

         (A) By deleting from paragraph (1) thereof the words "and the Acquisition Loans"; and

         (B) By deleting paragraph (4) thereof in its entirety and replacing it with the following:


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


         "(4) Term Loan C: The Term Loan C shall bear interest as follows:

                  (a) If a Base Rate Loan, then at the sum of the Base Rate plus the Base Rate Margin applicable to the Term Loan C.

                  (b) If a LIBOR Loan, then at the sum of the LIBOR plus the LIBOR Margin applicable to the Term Loan C.";

         2.15 The definition of "Base Rate Margin" in subsection 1.2(A) of the Credit Agreement is hereby amended as follows:

         (A) By deleting from subclause (y) of clause (i) thereof the words "Acquisition Loans and";

         (B) By inserting after the words "September 1, 1998" in clause (ii) thereof, the following as a new subclause (y):

         ", (y) the date of the execution of the Second Amendment"; and

         (C) By relettering existing subclause (y) of clause (ii) thereof as subclause (z);

         2.16 The definition of "LIBOR Margin" in subsection 1.2(A) of the Credit Agreement is hereby amended as follows:

         (A) By deleting from subclause (y) of clause (i) thereof the words "Acquisition Loans and";

         (B) By inserting after the words "September 1, 1998" in clause (ii) thereof, the following as a new subclause (y):

         ", (y) the date of the execution of the Second Amendment"; and

         (C) By relettering existing subclause (y) of clause (ii) thereof as subclause (z);

         2.17 The table entitled "Base Rate Margin Pricing Table" in subsection 1.2(A) of the Credit Agreement is hereby deleted in its entirety and replaced with the following table:


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


                                BASE RATE MARGIN
                                  PRICING TABLE

================================================================================
     Total Indebtedness
   to Pro Forma EBITDA is:                     Base Rate Margin
                             ---------------------------------------------------
                              Revolving
                                Loans    Term Loan A   Term Loan B   Term Loan C
--------------------------------------------------------------------------------
greater than 5.00 to 1.00       2.00%       2.00%         2.50%         3.00%
--------------------------------------------------------------------------------
equal to or less than 5.00 to   1.75%       1.75%         2.25%         2.75%
1.00 but equal to or greater
than 3.75 to 1.00
--------------------------------------------------------------------------------
less than 3.75 to 1.00          1.50%       1.50%         2.00%         2.50%
--------------------------------------------------------------------------------

         2.18 The table entitled "LIBOR Margin Pricing Table" in subsection 1.2(A) of the Credit Agreement is hereby deleted in its entirety and replaced with the following table:

                                  LIBOR MARGIN
                                  PRICING TABLE

================================================================================
     Total Indebtedness
   to Pro Forma EBITDA is:                     Base Rate Margin
                             ---------------------------------------------------
                              Revolving
                                Loans    Term Loan A   Term Loan B   Term Loan C
--------------------------------------------------------------------------------
greater than 5.00 to 1.00       3.25%       3.25%         3.75%         4.25%
--------------------------------------------------------------------------------
equal to or less than 5.00 to   3.00%       3.00%         3.50%         4.00%
1.00 but equal to or greater
than 3.75 to 1.00
--------------------------------------------------------------------------------
less than 3.75 to 1.00          2.75%       2.75%         3.25%         3.75%
--------------------------------------------------------------------------------

         2.19 Subsection 1.2(A) of the Credit Agreement is hereby further amended by deleting from the second to last paragraph thereof, clause
         (f) in its entirety and replacing it with the following:

         "(f) no Interest Period for any portion of the Term Loan C shall extend beyond the date of the final Scheduled Term Installment thereof.";


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


         2.20 Subsection 1.2(B) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "(B) Unused Fee. Borrowers shall pay Agent, for the benefit of all Lenders committed to make Revolving Loans, subject to the immediately following sentence, in each case based upon their respective Pro Rata Shares, a fee ("Unused Fee") in an amount equal to (1)(a) the Revolving Loan Commitment less (b) the sum of (i) the average daily balance of the Revolving Loans plus (ii) the average daily aggregate amount of outstanding Risk Participation Liability, in each case during the preceding month, multiplied by (2) one-half of one percent (0.50%) per annum. Any Unused Fee is to be paid quarterly in arrears on the first day of each of January, April, July and October.";

         2.21 Subsection 1.5(A) of the Credit Agreement is hereby amended as follows:

         (A) By deleting from the heading thereof the words "and Acquisition Loans";

         (B) By deleting from the second line thereof the words "and Acquisition Loans"; and

         (C) By deleting from the sixth and seventh lines thereof the words "or the Acquisition Loans" and replacing them with the words "or the Term Loan C";

         2.22 Subsection 1.5(D) of the Credit Agreement is hereby amended by deleting clause (4) from the parenthetical thereof in its entirety and replacing it with the following: "(4) proceeds of the issuance of equity securities by Holdings in connection with (i) the acquisition of AVS in an amount not to exceed $25,000,000 and (ii) the acquisition of SB in an aggregate amount not to exceed $5,000,000";

         2.23 Subsection 1.5(E) of the Credit Agreement is hereby amended as follows:

         (A) By deleting from the third line thereof the words "and the Acquisition Loans" and replacing them with the words "and the Term Loan C";

         (B) By deleting from the fourth and fifth lines thereof the words "and the unpaid Scheduled Acquisition Installments of the Acquisition Loans"; and

         (C) By deleting from the fifth and sixth lines thereof the words "and the Acquisition Loans";

         2.24 Subsection 1.6 of the Credit Agreement is hereby amended by deleting from the seventh line thereof the words "and the Acquisition Loan Commitment have" and replacing them with the word "has";


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


         2.25 Subsection 3.1(E) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
         "[Omitted]";

         2.26 Subsection 3.1(F) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
         "[Omitted]";

         2.27 The following shall be inserted into the Credit Agreement as a new subsection 3.1(G) after the end of subsection 3.1(F):

         "(G) subordinated Indebtedness incurred by Holdings and Borrowers pursuant to the Securities Purchase Agreements in connection with the AVS Acquisition and the SB Acquisition in an aggregate principal amount not to exceed $25,000,000.";

         2.28 Subsection 3.2(B) of the Credit Agreement is hereby amended by inserting after the words "Loan Documents" in the parenthetical thereof the words "or the Securities Purchase Agreements";

         2.29 Subsection 3.3(D) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "(D) the AVS Acquisition and the SB Acquisition shall be permitted provided that (i) in connection with the AVS Acquisition, (a) at least $25,000,000 shall have been invested in Holdings in exchange for equity securities on terms and conditions acceptable to Agent, (b) Holdings and Borrowers shall have issued $20,000,000 of subordinated debt pursuant to the terms and conditions set forth in the Securities Purchase Agreements, (c) the AVS Acquisition shall be on the terms and conditions set forth in the AVS Acquisition Agreement, (d) upon consummation of the AVS Acquisition, NHI shall be merged with and into VHI with VHI as the surviving entity, (e) upon consummation of the AVS Acquisition, AVS shall become a Borrower hereunder and VHI shall become a Loan Party and a Corporate Guarantor hereunder and (f) immediately after the consummation of the AVS Acquisition, the amount equal to the Revolving Loan Commitment less the sum of (1) the amount of outstanding Revolving Loans plus (2) the amount of outstanding Risk Participation Liability, shall be at least $10,000,000, and (ii) in connection with the SB Acquisition, (a) at least $5,000,000 shall have been invested in Holdings in exchange for equity securities on terms and conditions acceptable to Agent, (b) Holdings and Borrowers shall have issued $5,000,000 of subordinated debt pursuant to the terms and conditions set forth in the Securities Purchase Agreements, (c) the SB Acquisition shall be on substantially the same terms and conditions set forth in the SB Acquisition Agreement and otherwise reasonably acceptable to Agent, (d) upon consummation of the SB Acquisition, SB shall become a Borrower hereunder and (e) immediately after the consummation of the SB Acquisition, the amount equal to the Revolving Loan Commitment less the sum of

         (1) the amount of outstanding Revolving Loans plus (2) the amount of outstanding Risk Participation Liability, shall be at least $10,000,000;";

         2.30 Subsection 3.3 of the Credit Agreement is further amended as follows:

         (A) By inserting before the period at the end of clause (G) thereof the following:

         "; and (H) The Loan Parties may accept a promissory note in form and substance reasonably satisfactory to Agent and in a principal amount not to exceed $500,000, in connection with the sale of the assets of the Fibernetics division permitted under subsection 3.7(e); provided, that the sole originally executed counterpart of such note shall be pledged and delivered to Agent, for the benefit of Agent and Lenders, as security for the Obligations"; and

         (B) By inserting in the definition of "Investment" therein after the words "or ownership interest in" in the third line thereof the following: ", or all or substantially all of the assets of";

         2.31 Subsection 3.4 of the Credit Agreement is hereby amended as follows:

         (A) By inserting after the semicolon at the end of clause (H) thereof the word "and";

         (B) By deleting from the end of clause (I) thereof the word "and"; and

         (C) By deleting clause (J) thereof in its entirety;

         2.32 Subsection 3.5 of the Credit Agreement is hereby amended by inserting at the end of the first paragraph thereof the following:

         "Notwithstanding the foregoing, the Loan Parties may, pursuant to the subordination terms set forth in the Senior Subordinated Notes, make Restricted Junior Payments to the extent necessary to permit Holdings and Borrowers to make interest payments with respect to the Indebtedness permitted to be incurred under subsection 3.1(G)"

         2.33 Subsections 3.6(B), (C) and (D) of the Credit Agreement are each hereby deleted in their entirety;

         2.34 Subsection 3.7 of the Credit Agreement is hereby amended by inserting before the period at the end of clause (d) thereof the following:

         "; and (e) the sale or disposition of the assets of the Fibernetics division of the Loan Parties";

         2.35 Subsection 3.8 of the Credit Agreement is hereby amended by inserting in clause (d) thereof after the word "under" the words "the second sentence of the first paragraph of subsection 3.5 or";

         2.36 Subsection 3.10 of the Credit Agreement is hereby amended by deleting from the third line thereof after the word "Indebtedness" the words "of its" and replacing them with the words "which is";

         2.37 Subsection 4.1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "4.1 Capital Expenditure Limits. The aggregate amount of all Capital Expenditures of Holdings and Borrowers and their respective Subsidiaries will not exceed the following amounts ('Capex Limit') during the following periods:

                                               Maximum Amount of Capital Expenditures
                                               --------------------------------------
                   Period                      (if only the AVS      (if both the AVS
                   ------                         Draw occurs)        Draw and the SB
                                               ----------------       Draw occur)
                                                                     ----------------
From January 1, 1999 through December 31, 1999     $7,500,000           $8,000,000

From January 1, 2000 through December 31, 2000     $5,500,000           $6,000,000

Each Fiscal Year thereafter                        $5,500,000           $6,000,000


                  Notwithstanding the foregoing, in the event the Loan Parties and their respective Subsidiaries do not expend the entire Capex Limit permitted in any Fiscal Year, the Loan Parties and their respective Subsidiaries may carry forward to the immediately succeeding Fiscal Year the unutilized portion of the Capex Limit, provided that the amount so carried forward shall not exceed 50% of the Capex Limit for such immediately succeeding Fiscal Year. All Capital Expenditures made by Loan Parties and their respective Subsidiaries shall first be applied to reduce the applicable Capex Limit for such Fiscal Year and then to reduce the amount, if any, carried forward from the previous Fiscal Year.

                  'Capital Expenditures' will be calculated as illustrated on
         Exhibit 4.7(D)."

         2.38 Subsection 4.2 of the Credit Agreement is hereby amended by deleting the figure "$1,500,000" and replacing it with the following:
         "$2,500,000 (if only the AVS Draw occurs) or $3,500,000 (if both the AVS Draw and the SB Draw occur),"

         2.39 Subsection 4.3 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "4.3 EBITDA. Holdings and Borrowers shall not permit EBITDA for the four Fiscal Quarters (or such shorter period as indicated below) ending on the last day of any Fiscal Quarter ending during the periods set forth below to be less than the amount set forth below for such period.

                                                           Minimum Amount of EBITDA
                                                     -----------------------------------
                    Period                           (if only the AVS   (if both the AVS
                    ------                              Draw occurs)     Draw and the SB
                                                     ----------------      Draw occur)
                                                                        ----------------
Fiscal Quarter Ending March 31, 1999                    $ 3,500,000        $ 4,000,000

For the Six Months Ending June 30, 1999                 $10,000,000        $11,500,000

For the Nine Months Ending September 30, 1999           $17,300,000        $20,000,000

For the Twelve Months Ending December 31, 1999          $23,700,000        $27,300,000

For the Four Fiscal Quarters Ending:

      March 31, 2000                                    $25,700,000        $29,500,000

      June 30, 2000                                     $26,900,000        $31,000,000

      September 30, 2000                                $27,000,000        $31,000,000

      December 31, 2000                                 $27,250,000        $31,000,000

      March 31, 2001                                    $28,000,000        $32,000,000

      June 30, 2001                                     $28,800,000        $32,000,000

      September 30, 2001                                $29,700,000        $34,000,000

      December 31, 2001                                 $30,000,000        $34,000,000

      March 31, 2002 and on the last day of each
      Fiscal Quarter thereafter                         $30,000,000        $35,000,000


         'EBITDA' will be calculated as illustrated on Exhibit 4.7(D)."

         2.40 Subsection 4.4 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "4.4 Fixed Charge Coverage. Holdings and Borrowers shall not permit Fixed Charge Coverage for the four Fiscal Quarters (or such shorter period as indicated below) ending on the last day of any Fiscal Quarter ending during the periods set forth below to be less than the ratio set forth below for such period.

                                                                Minimum Ratio
                                                     -----------------------------------
                    Period                           (if only the AVS   (if both the AVS
                    ------                              Draw occurs)     Draw and the SB
                                                     ----------------      Draw occur)
                                                                        ----------------
For the Six Months Ending June 30, 1999               0.800 to 1.0        0.850 to 1.0

For the Nine Months Ending September 30, 1999         0.900 to 1.0        0.950 to 1.0

For the Twelve Months Ending December 31, 1999        1.000 to 1.0        1.000 to 1.0

For the Four Fiscal Quarters Ending:

      March 31, 2000                                  1.000 to 1.0        1.050 to 1.0

      June 30, 2000                                   1.050 to 1.0        1.050 to 1.0

      September 30, 2000                              1.050 to 1.0        1.100 to 1.0

      December 31, 2000 and on the last day of
      each Fiscal Quarter thereafter                  1.100 to 1.0        1.100 to 1.0



         'Fixed Charge Coverage' will be calculated as illustrated on Exhibit 4.7(D)."

         2.41 Subsection 4.5 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "4.5 Total Interest Coverage. Holdings and Borrowers shall not permit Total Interest Coverage for the four Fiscal Quarters (or such shorter period as indicated below) ending on the last day of any Fiscal Quarter ending during the periods set forth below to be less than the ratio set forth below for such period.

                                                                Minimum Ratio
                                                     -----------------------------------
                    Period                           (if only the AVS   (if both the AVS
                    ------                              Draw occurs)     Draw and the SB
                                                     ----------------      Draw occur)
                                                                        ----------------
For the Six Months Ending June 30, 1999                1.300 to 1.0        1.300 to 1.0

For the Nine Months Ending September 30, 1999          1.550 to 1.0        1.600 to 1.0

For the Twelve Months Ending December 31, 1999         1.650 to 1.0        1.700 to 1.0


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


For the Four Fiscal Quarters Ending:

      March 31, 2000                                   1.800 to 1.0        1.800 to 1.0

      June 30, 2000                                    2.000 to 1.0        2.000 to 1.0

      September 30, 2000                               2.000 to 1.0        2.000 to 1.0

      December 31, 2000                                2.000 to 1.0        2.000 to 1.0

      March 31, 2001                                   2.250 to 1.0        2.250 to 1.0

      June 30, 2001                                    2.500 to 1.0        2.500 to 1.0

      September 30, 2001                               2.750 to 1.0        2.750 to 1.0

      December 31, 2001                                2.750 to 1.0        2.750 to 1.0

      March 31, 2002 and on the last day of each
      Fiscal Quarter thereafter                        3.000 to 1.0        3.000 to 1.0



         'Total Interest Coverage' will be calculated as illustrated on Exhibit 4.7(D).

         2.42 Subsection 4.6 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "4.6 Total Indebtedness to EBITDA Ratio. Holdings and Borrowers shall not permit the ratio of Total Indebtedness (calculated as of the last day of any Fiscal Quarter ending during the periods set forth below) to EBITDA for the four Fiscal Quarters ending on the last day of any Fiscal Quarter ending during the periods set forth below (or for periods shorter than four Fiscal Quarters, EBITDA for such shorter period plus a certain multiple of $28,200,000 (the "EBITDA Index") as set forth below) to be greater than the ratio set forth below for such period.

                     Period                              Maximum Ratio
                     ------                  -----------------------------------
                                             (whether or not the SB Draw occurs)

For the Six Months Ending on June 30, 1999               4.500 to 1.0
      (0.56 times the EBITDA Index)
For the Nine Months Ending on September 30, 1999         4.350 to 1.0
      (0.26 times the EBITDA Index)
For the Twelve Months Ending on December 31, 1999        4.200 to 1.0
For the Four Fiscal Quarters Ending:
      March 31, 2000                                     4.000 to 1.0
      June 30, 2000                                      3.750 to 1.0

      September 30, 2000                                 3.500 to 1.0
      December 31, 2000                                  3.500 to 1.0
      March 31, 2001                                     3.500 to 1.0
      June 30, 2001                                      3.000 to 1.0
      September 30, 2001                                 2.750 to 1.0
      December 31, 2001 and on the last day
            of each Fiscal Quarter thereafter            2.500 to 1.0

"Total Indebtedness" and "EBITDA" will be calculated as illustrated on Exhibit 4.7(D).

         2.43 Subsection 5.25(B) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "(B) No portion of the proceeds of the Term Loan C shall be used by Borrowers for any purpose other than in connection with the consummation of the AVS Acquisition or the SB Acquisition.";

         2.44 Subsection 5.25(C) of the Credit Agreement is hereby amended by deleting the words "or the Term Loans" and replacing them with the words ", the Term Loan A or the Term Loan B";

         2.45 The following shall be inserted as a new subsection 5.28:

         "5.28 Year 2000. Each Loan Party has made an assessment of the microchip and computer-based systems and the software used in its business and based upon such assessment believes that it will be "Year 2000 Compliant" by January 1, 2000. For purposes of this subsection, "Year 2000 Compliant" means that all software, embedded microchips and other processing capabilities utilized by, and material to the business operations or financial condition of, each Loan Party are able to interpret, store, transmit, receive and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenarios in relation to dates in and after the Year 2000. From time to time, at the request of Agent, each of the Loan Parties shall provide to Lenders such updated information as is requested regarding the status of its efforts to become Year 2000 Compliant.";

         2.46 Subsection 6.3 of the Credit Agreement is hereby amended by deleting the words ", the Acquisition Loans";

         2.47 Subsection 7.2(A) of the Credit Agreement is hereby amended by deleting the words "or an Acquisition Loan" and replacing them with the words "or the Term Loan C";

         2.48 Subsection 7.3 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "7.3 Additional Conditions to AVS Draw. The obligations of Agent and each Lender to fund the AVS Draw are subject to the condition that the AVS Acquisition shall have occurred pursuant to the provisions set forth in clause (i) of subsection 3.3(D), in addition to those conditions set forth in subsections 7.1 and 7.2";

         2.49 A new subsection 7.4 is hereby inserted into the Credit Agreement following subsection 7.3:

         "7.4 Additional Conditions to SB Draw. The obligations of Agent and each Lender to fund the SB Draw are subject to the following conditions: (i) the SB Acquisition shall have occurred pursuant to the provisions set forth in clause (ii) of subsection 3.3(D), in addition to those conditions set forth in subsections 7.1 and 7.2 and (ii) all documents listed on Schedule B to the Second Amendment shall have been delivered, all in form and substance satisfactory to Agent";

         2.50 Subsection 8.1 of the Credit Agreement is hereby amended as follows:

         (A) By deleting the proviso which was inserted in the fifth line of the first paragraph thereof pursuant to subsection 2.2 of the First Amendment and replacing it with the following: "provided, however, no such consent by Agent shall be required in the case of any assignment to another Lender (including Heller) or an Affiliate or Related Fund of a Lender (including Heller)";

         (B) By deleting from the sixth and eighth lines of the first paragraph thereof and the second line of the second paragraph thereof the words "the Acquisition Loan Commitment (after the date specified in clause
         (b)(v) of the term 'Expiry Date', the Acquisition Loans) and";

         (C) By inserting after the words "the Term Loans" in the sixth and eighth lines of the first paragraph thereof and the second line of the second paragraph thereof the words "and, prior to the expiration of the Term Loan C Commitment, the Term Loan C Commitment";

         (D) By inserting after the word "The" and before the words "administrative fee" in the tenth line of the first paragraph thereof the following:

         "requirement as to the minimum amount of an assignment referred to in clause (b) of the preceding sentence and the";

         (E) By inserting after the word "Affiliate" in the eleventh line of the first paragraph thereof the words "or Related Fund";

         (F) By deleting the words "the Acquisition Loan Commitment" from the fifteenth line of the first paragraph thereof and replacing them with the words "the Term Loan C Commitment";

         (G) By deleting the proviso which was inserted in the fourth line of the second paragraph thereof pursuant to subsection 2.4 of the First Amendment in its entirety;

         (H) By inserting in the fifth line of the second paragraph thereof after the figure "$4,000,000" the following: "provided, however, that the conditions set forth in the preceding clauses (a) and (b) shall not apply in the case of any sale of participations to another Lender (including Heller) or an Affiliate or Related Fund of a Lender (including Heller)"

         (I) By deleting from the eleventh line of the second paragraph thereof the words "or Scheduled Acquisition Installment";

         2.51 Subsection 8.2(F) of the Credit Agreement is hereby amended by deleting the words "Acquisition Loan Commitment" and replacing them with the words "Term Loan C Commitment";

         2.52 Subsection 8.2(H) of the Credit Agreement is hereby amended as follows:

         (A) By deleting from the first sentence of paragraph (1) thereof the words "and the Acquisition Loan Commitment";

         (B) By deleting from the second sentence of paragraph (1) thereof the words "the Acquisition Loan Commitment (after the date specified in clause (b)(v) of the term 'Expiry Date', the outstanding Acquisition Loans) and"; and

         (C) By inserting in the second sentence of paragraph (1) thereof after the words "the outstanding Term Loans" the words "and, prior to the expiration of the Term Loan C Commitment, the Term Loan C Commitment";

         2.53 Subsection 8.3(C) of the Credit Agreement is hereby amended as follows:

         (A) By deleting from the second line thereof the words "clauses (a) through (i)" and replacing them with the words "clauses (A) and (B)"; and

         (B) By deleting from clause (B) thereof the words "Acquisition Loan Commitment" and replacing them with the words "Term Loan C Commitment";

         2.54 Subsection 8.6(B) of the Credit Agreement is hereby amended by deleting from the heading and second line thereof the words "and Acquisition Loans";

         2.55 Subsection 8.6(C) of the Credit Agreement is hereby amended by deleting from paragraph (3) thereof the words "or Acquisition Loans" and replacing them with the words "or the Term Loan C";

         2.56 Subsection 9.1 of the Credit Agreement is hereby amended by deleting from clause (b) thereof the words "Permitted Acquisition or";

         2.57 Subsection 9.2 of the Credit Agreement is hereby amended as follows:

         (A) By deleting from clause (a) thereof the words "the Acquisition Loan Commitment" and replacing them with the words "the Term Loan C Commitment"; and

         (B) By deleting from clause (c) thereof the words "or Scheduled Acquisition Installment";

         2.58 Subsection 10.1 of the Credit Agreement is hereby amended as follows:

         (A) By deleting the definitions of "Acquisition Costs", "Acquisition Note" and "Target" in their entirety;

         (B) By inserting in the proper alphabetical order the following definition:

         "'AVS Acquisition Agreement' means the Stock Purchase Agreement, dated as of December 11, 1998, by and among VHI, the persons listed therein as Sellers, Holdings and NHI.";

         (C) By deleting from the definition of "Expiry Date" clauses (b)(iv) and (b)(v) thereof in their entirety and replacing them with the following:

         "and (iv) December 31, 2005 for the Term Loan C";

         (D) By deleting from the definition of "Expiry Date" in clause (c) thereof the date "December 31, 2004" and replacing it with the date "December 31, 2005";

         (E) By inserting in the definition of "Harvest Partners" before the period at the end thereof the words "and LIH Holdings III, LLC., a Delaware limited liability company";

         (F) By deleting from the definition of "Loan" the words ", the Acquisition Loan Commitment";

         (G) By deleting from the definition of "Note" the words "Acquisition Notes" and replacing them with the words "Term C Notes";

         (H) By deleting from the definition of "Pro Rata Share" clause (c) thereof in its entirety and replacing it with the following:

         "(c) with respect to a Lender's obligation to lend a portion of the Term Loan C and receive payments of interest and principal with respect thereto, the percentage obtained by dividing (i) such Lender's commitment to lend a portion of the Term Loan C, as set forth on the signature page of the Second Amendment opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, by (ii) all such commitments of all Lenders to lend the Term Loan C,";

         (I) By deleting from the definition of "Pro Rata Share" clause (d) thereof in its entirety and replacing it with the following:

         "(d) with respect to all other matters (including without limitation the indemnification obligations arising under subsection 8.2(E)), the percentage obtained by dividing (i) the sum of the then outstanding portion of the Term Loans which were funded by such Lender, plus the commitment of such Lender to make Revolving Loans, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, plus, prior to the expiration of the Term Loan C Commitment, the commitment of such Lender to make the Term Loan C as set forth on the signature page of the Second Amendment opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender by (ii) the sum of the then outstanding Term Loans plus the aggregate Revolving Loan Commitment plus, prior to the expiration of the Term Loan C Commitment, the aggregate Term Loan C Commitment.";

         (J) By inserting in the proper alphabetical order the following definition:

         "'Related Fund' means, with respect to any Lender which is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Lender or by an Affiliate of such Lender.";

         (K) By deleting from the definition of "Requisite Lenders" from clause
         (a) thereof the words "the Acquisition Loan Commitment (after the date specified in clause (b)(v) of the term 'Expiry Date', the outstanding principal balance of the Acquisition Loans) and";

         (L) By inserting in the definition of "Requisite Lenders" after the words "the Term

         Loans" in clause (a) thereof the words "and, prior to the expiration of the Term Loan C Commitment, the Term Loan C Commitment";

         (M) By inserting in the proper alphabetical order the following definition:

         "'SB Acquisition Agreement' means the draft of the Stock Purchase Agreement, dated December 11, 1998, by and among Holdings, SB, Tom G. Smith, Debbie Smith, The Tom and Debbie Smith Family Trust.";


         (N) By inserting in the proper alphabetical order the following definition:

         "'Securities Purchase Agreements' means collectively those Securities Purchase Agreements, dated the closing date of the AVS Acquisition, by and among Holdings, Borrowers and each of Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited and National City Venture Corporation, as amended, modified and supplemented from time to time.";

         (O) By inserting in the proper alphabetical order the following definition:

         "'Senior Subordinated Notes' means those 12.5% Senior Subordinated Notes due December 31, 2006 issued pursuant to the Securities Purchase Agreements."

         (O) By inserting in the proper alphabetical order the following definition:

         "'Term C Note' means each note of Borrowers in substantially the form of Exhibit 10.1(A), as applicable, issued pursuant to subsection 1.1(E)(iv)."

         3. COMMITMENT ALLOCATIONS. Upon the execution and delivery of this Second Amendment, each of the Lenders agrees to assign such portion, if any, of its commitment to make Revolving Loans and its outstanding principal amount of the Term Loan A and the Term Loan B to such of the other Lenders such that, as for any Lender, its commitment to make Revolving Loans and its portion of the outstanding balance of the Term Loan A and the Term Loan B shall be that amount as set forth on the signature page of this Second Amendment opposite such Lender's signature.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Loan Parties hereby represents and warrants to the Lenders and the Agent that:

                  4.1 No Default. After giving effect to this Second Amendment, no Default or Event of Default shall have occurred or be continuing.

                  4.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Second Amendment, each and every one of the representations and warranties of the Loan Parties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for (i) changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect and (ii) any representation or warranty limited by its terms to a specific date that is prior to the date hereof.

                  4.3 Authority; Enforceability. (i) The execution, delivery and performance by each Loan Party of this Second Amendment are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Loan Party, (ii) this Second Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and (iii) this Second Amendment and the execution, delivery and performance by each Loan Party thereof does not: (A) contravene the terms of any Loan Party's corporate charter or by-laws; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree to which any Loan Party or its property is subject; (C) violate any requirement of law.

         5. CONDITIONS PRECEDENT TO SECOND AMENDMENT

                  The effectiveness of this Second Amendment is subject to the satisfaction, in form and substance satisfactory to Agent, of each of the following conditions precedent:

                  5.1 Delivery of Documents. All documents listed on Schedule A hereto shall have been delivered, all in form and substance satisfactory to Agent.

                  5.2 Fees and Expenses. All accrued fees and expenses of Agent and Lenders (including the fees and expenses of counsel for Agent and local counsel for Agent) and all fees of Agent set forth in that certain letter, dated the date hereof, from Agent to Holdings shall have been paid.

         6. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                  6.1 AVS and VHI. By their execution of this Second Amendment, AVS hereby agrees to be a Borrower and a Corporate Guarantor under the Credit Agreement, VHI hereby agrees to be a Corporate Guarantor under the Credit Agreement and each of AVS and VHI hereby agrees to be bound by the terms and provisions of the Credit Agreement.

                  6.2 Effect. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

                  6.3 No Waiver; References. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Second Amendment, each reference in:

                           (i) the Credit Agreement to "this Agreement",
"hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

                           (ii) the other Loan Documents to the "Credit
Agreement" shall mean and be a reference to the Credit Agreement as amended hereby; and

                           (iii) the Loan Documents to the "Loan Documents"
shall be deemed to include this Second Amendment.

         7. MISCELLANEOUS.

                  7.1 Expenses. The Loan Parties agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Second Amendment.

                  7.2 Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes.

                  7.3 Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  7.4 Successors. This Second Amendment shall be binding upon the Loan Parties, the Lenders and the Agent and their respective successors and assigns (permitted assigns in the case of the Loan Parties), and shall inure to the benefit of the Loan Parties, the Lenders and the Agent and the successors and assigns (permitted assigns in the case of the Loan Parties) of the Loan Parties, Lenders and the Agent.

                  7.5 Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.





                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       LUND INTERNATIONAL HOLDINGS, INC.
                                       LUND INDUSTRIES, INCORPORATED
                                       DEFLECTA-SHIELD CORPORATION
                                       BELMOR AUTOTRON CORP.
                                       DFM CORP.
                                       LUND ACQUISITION CORP.
                                       BAC ACQUISITION CO.
                                       TRAILMASTER PRODUCTS, INC.
                                       DELTA III, INC.
                                       AUTO VENTSHADE COMPANY
                                       NEW HOLDINGS, INC.
                                       VENTSHADE HOLDINGS, INC.

                                       For each of the foregoing corporations:


                                       By:    /s/ Ira D. Kleinman
                                       Name:  Ira D. Kleinman
                                       Title: Chairman of the Board of Directors

Commitment to make                     HELLER FINANCIAL, INC.,
Revolving Loans:                          in its capacity as Agent and a Lender
$0

Outstanding balance of                 By:    /s/ Jennifer Cloud
Term Loan A:                           Name:  Jennifer Cloud
$0                                     Title: Assistant Vice President

Outstanding balance of
Term Loan B:
$6,712,272.70

Commitment to make
Term Loan C:
$12,598,383.89

Commitment to make                     DRESDNER BANK AG, NEW YORK AND
Revolving Loans:                          GRAND CAYMAN BRANCHES,
$3,876,923.08                                as a Lender

Outstanding balance of
Term Loan A:                           By:    /s/ Ben Marzouk
$2,487,692.30                          Name:  Ben Marzouk
                                       Title: Vice President
Outstanding balance of
Term Loan B:
$1,596,363.64                          By:    /s/ Anthony J. Berti
                                       Name:  Anthony J. Berti
Commitment to make                     Title: Assistant Vice President
Term Loan C:
$4,177,894.15

Commitment to make                     LASALLE NATIONAL BANK,
Revolving Loans:                          as a Lender
$3,876,923.08

Outstanding balance of                 By:    /s/ Ken A. Hammerstrom
Term Loan A:                           Name:  Ken A Hammerstrom
$2,487,692.30                          Title: Senior Vice President

Outstanding balance of
Term Loan B:
$1,596,363.64

Commitment to make
Term Loan C:
$4,177,894.15

Commitment to make                     THE PRUDENTIAL INSURANCE COMPANY OF
Revolving Loans:                          AMERICA,
$3,048,621.18                                as a Lender

Outstanding balance of
Term Loan A:
$1,147,698.58                          By:    /s/ P. Scott von Fischer
                                       Name:  P. Scott von Fischer
Outstanding balance of                 Title: Vice President
Term Loan B:
$2,721,363.64

Commitment to make
Term Loan C:
$2,981,757.16

Commitment to make                     IBJ SCHRODER BANK & TRUST COMPANY,
Revolving Loans:                          as a Lender
$3,876,923.08

Outstanding balance of                 By:    /s/ Patricia G. McCormick
Term Loan A:                           Name:  Patricia G. McCormick
$2,487,692.30                          Title: Director

Outstanding balance of
Term Loan B:
$1,596,363.64

Commitment to make
Term Loan C:
$4,177,894.15

Commitment to make                     KEY CORPORATE CAPITAL, INC.,
Revolving Loans:                          as a Lender
$7,383,163.99

Outstanding balance of                 By:    /s/ Jay R. McKenney
Term Loan A:                           Name:  Jay R. McKenney
$4,737,530.27                          Title: Vice President

Outstanding balance of
Term Loan B:
$0

Commitment to make
Term Loan C:
$0

Commitment to make                     FIRST UNION NATIONAL BANK, successor to
Revolving Loans:                          CORESTATES BANK, as a Lender
$5,168,214.82

Outstanding balance of                 By:    /s/ Mark S. Supple
Term Loan A:                           Name:  Mark S. Supple
$3,316,271.16                          Title: Director

Outstanding balance of
Term Loan B:
$0

Commitment to make
Term Loan C:
$0

Commitment to make                     FIRST SOURCE FINANCIAL LLP, as a Lender
Revolving Loans:                          By: First Source Financial, Inc.,
$2,769,230.77                                its Agent/Manager

Outstanding balance of                 By:    /s/ Kathi J. Inorio
Term Loan A:                           Name:  Kathi J. Inorio
$2,585,423.09                          Title: Vice President

Outstanding balance of
Term Loan B:
$0

Commitment to make
Term Loan C:
$1,879,136.84

Commitment to make                     SENIOR DEBT PORTFOLIO, as a Lender
Revolving Loans:                          By: Boston Management and Research,
$0                                           as Investment Advisor

Outstanding balance of                 By:    /s/ Scott H. Page
Term Loan A:                           Name:  Scott H. Page
$0                                     Title: Vice President

Outstanding balance of
Term Loan B:
$4,486,363.64

Commitment to make
Term Loan C:
$2,854,223.79

Commitment to make                     ARCHIMEDES FUNDING LLC, as a Lender
Revolving Loans:                          By: ING Capital Advisors, Inc,
$0                                           as Collateral Manager

Outstanding balance of                 By:    /s/ Helen Y. Rhee
Term Loan A:                           Name:  Helen Y. Rhee
$0                                     Title: Vice President and
                                                 Portfolio Manager
Outstanding balance of
Term Loan B:
$3,240,909.10

Commitment to make
Term Loan C:
$1,652,815.86